Operating Leases - Summary of maturities of lease liabilities (Detail) ¥ in Thousands	Dec. 31, 2022 CNY (¥)
Leases [Abstract]
2023	¥ 45,624
2024	31,559
2025	7,363
Total minimum lease payments	84,546	[1]
Less: amount representing interest	(4,025)
Present value of minimum lease payments	¥ 80,521

[1]	The lease agreement of the Group’s headquarter office is subsidized and paid by a local government authority subject to certain performance targets which the Group met for the past years and believes it will continue to
meet for the remaining lease period. RMB70,919 of the lease liabilities included above will be paid by the subsidies. The above lease cost and operating cash flows from operating leases are presented net of the subsidy impact.